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                       SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  D.C.  20549

                                    FORM  8-K/A

                                 Current  Report

     Pursuant  to  Section  13  or  15(d) of the Securities Exchange Act of 1934

        Date  of  Report  (Date  of  earliest  event  reported):  June  14, 1999



                             Ralcorp  Holdings,  Inc.
             (Exact  name  of  registrant  as  specified  in  its  charter)

     Missouri                       1-12619                43-1766315
  (State  or  other               (Commission           (I.R.S.  Employer
  Jurisdiction  of               File  Number)         Identification  No.)
   Incorporation)

        800  Market  Street,  Suite  2900
              St.  Louis,  MO                    63101
          (Address  of  principal             (Zip  Code)
            executive  offices)

                               (314)  877-7000
              (Registrant's  telephone  number,  including  area  code)






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Item  5.     Other  Events.

In  a  press  release dated June 14, 1999, a copy of which is attached hereto as
Exhibit 99.1 and the text of which is incorporated by reference herein, the Registrant announced earnings from its equity investment in Vail Resorts, Inc. and discussed earnings for the fiscal quarter ending June 30, 1999. This amendment includes language inadvertently omitted from the description of the press release.

Item  7.     Financial  Statements  and  Exhibits.

Exhibit  99.1     Press  Release  dated  June  14,  1999


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             RALCORP  HOLDINGS,  INC.
                                             (Registrant)


Date:     June  14,  1999                    By:  /s/  T.  G.  Granneman
                                                  ----------------------
                                             Duly  Authorized  Signatory  and
                                             Chief  Accounting  Officer





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                                  EXHIBIT  INDEX


Exhibit
Number            Description
------            -----------


Exhibit  99.1     Press  Release  dated  June  14,  1999